          As filed with the Securities and Exchange Commission on July 18, 1997

                                                      Registration No. 333-
-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                CYBERCASH, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 DELAWARE
       ------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   54-1725021
                 ----------------------------------------------
                      (I.R.S. employer identification no.)

               2100 RESTON PARKWAY, THIRD FLOOR, RESTON, VA 20191
            -------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               CyberCash, Inc.
                      1995 Stock Option Plan, as amended

                               CyberCash, Inc.
                         Employee Stock Purchase Plan

                               CyberCash, Inc.
          1995 Non-Employee Directors' Stock Option Plan, as amended

                               WILLIAM N. MELTON
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        2100 RESTON PARKWAY, THIRD FLOOR
                                RESTON, VA 20191
                 ---------------------------------------------
                    (Name and address of agent for service)

                                 (703) 620-4200
         -------------------------------------------------------------
         (Telephone number, including area code, of agent for service)
                                    Copy to:
                               MICHAEL J. SILVER
                             HOGAN & HARTSON L.L.P.
                            111 SOUTH CALVERT STREET
                           BALTIMORE, MARYLAND 21202
                                 (410) 659-2741

                        CALCULATION OF REGISTRATION FEE

======================================================================================================================
    Title of securities      Amount to be             Proposed            Proposed maximum           Amount of
     to be registered        registered(1)        maximum offering       aggregate offering     registration fee(1)
                                                 price per share(1)           price(1)
----------------------------------------------------------------------------------------------------------------------
   Stock Options and           2,000,000             $ 13.75                $ 27,500,000             $ 8,334
   Common Stock, par
   value $.001 per share
======================================================================================================================

         (1) Pursuant to Rule 457(h)(1), the proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee is based on the avg. of the high and low sale prices per share of CyberCash, Inc. Common Stock on The Nasdaq Stock Market's National Market on July 16, 1997 with respect to the 1,500,000 shares issuable under the 1995 Stock Option Plan, the 455,000 shares issuable pursuant to the Employee Stock Purchase Plan and 45,000 shares issuable pursuant to the 1995 Non-Employee Directors' Stock Option Plan.

-------------------------------------------------------------------------------

                     REGISTRATION OF ADDITIONAL SECURITIES

         In accordance with Section E of the General Instructions to Form S-8, the contents of Form S-8, Registration No. 333-1872, filed by CyberCash, Inc. (the "Registrant") with the Securities and Exchange Commission on March 1, 1996, are incorporated herein by reference for the registration of 1,500,000 shares of additional securities issuable pursuant to the CyberCash, Inc. 1995 Stock Option Plan, as amended, 455,000 shares of additional securities issuable pursuant to the CyberCash, Inc. Employee Stock Purchase Plan and 45,000 shares of additional securities issued pursuant to the CyberCash, Inc. 1995 Non-Employee Directors' Stock Option Plan, as amended.

                         REGISTRATION OF NEW SECURITIES


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I will be sent or given to each person eligible to participate in the CyberCash, Inc. 1995 Stock Option Plan, as amended, Employee Stock Purchase Plan and 1995 Non-Employee Directors' Stock Option Plan, as amended, as specified by Rule 428(b)(1). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

         The Registrant hereby incorporates by reference into this registration statement the following documents:

         (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996;

         (b) The Registrant's current report on Form 10-Q filed for the quarter ended March 31, 1997;

         (c)      The Registrant's proxy statement filed on May 28, 1997;

         (d) All reports filed with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1996; and

         (e) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 21, 1995 and registering shares of Common Stock pursuant to
                  Section 12(g) of the Exchange Act.

         In addition, all documents filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, subsequent to the filing of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part of hereof from the date of the filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such prior statement. The documents required to be so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

         To the extent that any proxy statement is incorporated by reference herein, such incorporation shall not include any information contained in such proxy statement which is not, pursuant to the Commission's rules, deemed to be "filed" with the Commission or subject to the liabilities of Section 18 of the Exchange Act.

ITEM 4.           DESCRIPTION OF SECURITIES.

         A description of the Registrant's Common Stock is incorporated by reference into this Registration Statement under Item 3.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law ("DGCL") authorizes a court to award, or a corporation's board of directors to grant indemnity to directors and officers under certain circumstances for liabilities incurred in connection with their activities in such capacities (including reimbursement for expenses incurred). The Registrant's Amended and Restated Certificate of Incorporation provides that no director of the Registrant will be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or to its stockholders, (ii) for acts or omissions not made in good faith or with involved intentional misconduct or a knowing violation of the law, (iii) under
Section 174 of the DGCL, or (iv) for any transactions from which the director derives an improper personal benefit. In addition, the Registrant's Amended and Restated Bylaws provide that any director or officer who was or is a party or is threatened to be made a party to any action or proceeding by reason of his or her services to the Registrant will be indemnified to the fullest extent permitted by the DGCL.

         The Registrant has entered into agreements with each of its executive officers and directors under which the Registrant has agreed to indemnify each of them against expenses and losses incurred for claims brought against them by reason of their being an officer or director of the Registrant. There is no pending litigation or proceeding involving a director or officer of the Registrant as to which indemnification is being sought, nor is the Registrant aware of any pending or threatened litigation that may result in claims for indemnification by any director or executive officer.

         Under the form of Underwriting Agreement filed as Exhibit 1.1 to the Registration Statement on Form S-1 (Reg. No. 33-80725), initially filed on December 21, 1995, and as amended through the date hereof, the Underwriters are obligated under certain circumstances, to indemnify directors and officers of the Registrant against certain liabilities including liabilities under the Securities Act of 1933, as amended.

         The Registrant has purchased a general liability insurance policy which covers certain liabilities of directors and officers of the Registrant arising out of claims based on acts or omissions in their capacity as directors or officers.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.           EXHIBITS.

                   Exhibit
                   Number                       Description
                   ------                       -----------

                     4.1*                       Specimen Stock Certificate

                     5.1                        Legal Opinion

                    10.1*                       Form of Indemnity Agreement

                    10.2*                       1995 Stock Option Plan

                    10.3*                       Form of Incentive Stock Option

                    10.4*                       Form of Performance Stock Option

                    10.5*                       Form of Non-Statutory Stock Option

                    10.6*                       Employee Stock Purchase Plan

                    10.7*                       1995 Non-Employee Directors' Stock Option Plan

                    23.1                        Consent of Ernst & Young LLP, independent auditors

                    23.2                        Consent of Russell B. Stevenson, Jr. (contained in Exhibit 5.1)

                    24.1                        Power of Attorney is contained on the signature page

---------
*  Filed as an exhibit to the Registration Statement on Form S-1
   (No. 33-80725), as amended through the date hereof and incorporated by reference herein.

ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any  prospectus  required by
                                    Section  10(a)(3) of the Securities Act
                                    of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                                    Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
                                    Section 13 or Section 15(d) of the
                                    Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of the expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        SIGNATURES AND POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, State of Virginia, on this 18th day of July, 1997.

                                 CYBERCASH, INC.


                                 By:      /s/ WILLIAM N. MELTON
                                    -------------------------------------------
                                          William N. Melton
                                          President and Chief Executive Officer

         We, the undersigned officers and directors of CyberCash, Inc., hereby severally and individually constitute and appoint William N. Melton and Russell
B. Stevenson, Jr., and each of them, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8, and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents and each of them to any and all such amendment and amendments.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                         TITLE                                     DATE
---------                                         -----                                     ----

/s/  William N. Melton                            President, Chief Executive Officer &      July 18, 1997
--------------------------------------------      Director (Principal Executive Officer)
     William N. Melton

/s/  James J. Condon                              Principal Financial Officer and           July 18, 1997
--------------------------------------------      Principal Accounting Officer
     James J. Condon

/s/  Daniel C. Lynch                              Chairman of the Board of Directors        July 18, 1997
--------------------------------------------
     Daniel C. Lynch

/s/  Edward R. Kozel                              Director                                  July 18, 1997
--------------------------------------------
     Edward R. Kozel

/s/  Michael Rothschild                           Director                                  July 18, 1997
--------------------------------------------
     Michael Rothschild

/s/  Garen K. Staglin                             Director                                  July 18, 1997
--------------------------------------------
     Garen K. Staglin

                                 EXHIBIT INDEX


Exhibit                                                                        Sequential
Number                     Description                                        Page Number
------                     -----------                                        -----------

    4.1*          Specimen Stock Certificate

    5.1           Legal Opinion

   10.1*          Form of Indemnity Agreement

   10.2*          1995 Stock Option Plan

   10.3*          Form of Incentive Stock Option

   10.4*          Form of Performance Stock Option

   10.5*          Form of Non-Statutory Stock Option

   10.6*          Employee Stock Purchase Plan

   10.7*          1995 Non-Employee Directors' Stock Option Plan

   23.1           Consent of Ernst & Young LLP, independent auditors

   23.2           Consent of Russell B. Stevenson (contained in Exhibit 5.1)

   24.1           Power of Attorney is contained on the signature page

--------------
* Filed as an exhibit to the Registration Statement on Form S-1 (No. 33-80725), as amended through the date hereof and incorporated by reference herein.